Exhibit 3.131
SECOND AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP
OF
WEST MAUI RESORT PARTNERS, L.P.,
[formerly known as WEST MAUI PARTNERS, L.P.]
          THIS SECOND AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP OF WEST MAUI RESORT PARTNERS, L.P. (the “Partnership”), dated as of August 14, 1997, has been duly executed and is being filed by the undersigned in accordance with the provisions of 6 Del. C. § 17-210, to amend and restate the original Certificate of Limited Partnership of the Partnership which was filed on March 20, 1996, with the Secretary of State of Delaware, as heretofore amended (the “Certificate”), to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. § 17-101, et seq.).
          The Certificate is hereby amended and restated in its entirety to read as follows:
          1. Name. The name of the limited partnership continued hereby is West Maui Resort Partners, L.P.
          2. Registered Office. The address of the registered office of the Partnership in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.
          3. Registered Agent. The name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.
          4. General Partners. The names and the business addresses of the general partners of the Partnership are:
Signature Capital-West Maui, LLC
c/o Signature Resorts, Inc.
1875 South Grant Street
Suite 650
San Mateo, California 94402
and
WHKG-S GEN-PAR, Inc.
c/o Whitehall Real Estate Limited Partnership VII
85 Broad Street
New York, New York 10004

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 03:00 PM 11/10/1997 971382465 — 2604976

          IN WITNESS WHEREOF, the undersigned have executed this Second Amended and Restated Certificate of Limited Partnership as of the date first-above written.

SIGNATURE CAPITAL-WEST MAUI, LLC, a Delaware limited liability company, its General Partner By: SIGNATURE RESORTS, INC., a Maryland corporation, its Sole Member

By:	/s/ Dewey Chambers
	Name:	Dewey Chambers
	Title:	Vice President

WHKG-S GEN-PAR, INC.,
a Delaware corporation,
its General Partner

By:
Name:
Title:

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:07 PM 01/23/2004
FILED 11:41 AM 01/23/2004
SRV 040049548 — 2604976 FILE
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF LIMITED PARTNERSHIP
OF
WEST MAUI RESORTS PARTNERS, L.P.
WEST MAUI RESORTS PARTNERS, L.P. (hereinafter called the “partnership”), a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (the “Act”), for the purpose of amending Certificate of Limited Partnership filed with the office of the Secretary of State of Delaware on March 20, 1996, hereby certifies that:
          1. The name of the limited partnership is: WEST MAUI RESORTS PARTNERS, L.P.
          2. Pursuant to the provisions of Section 17-202, Title 6, Delaware Code, the amendment to the Certificate of Limited partnership effected by this Certificate of Amendment is to change the address of the registered office of the partnership in the State of Delaware to 9 East Loockerman Street, Suite 1B, Dover, Delaware 19901, and to change the name of the registered agent of the partnership in the State of Delaware at the said address to National Registered Agents, Inc.
          The undersigned, a general partner of the partnership, executes this Certificate of Amendment on January 14, 2004.

WEST MAUI RESORT PARTNERS, L. P.
By:	Signature Capital-West Maui LLC,
a Delaware domestic limited liability company,
its general partner

By:	Sunterra Developer and Sales Holding Company,
a Delaware domestic corporation,
its manager

By:	/s/ Lori Knohl
Lori Knohl, Vice President

State of Delaware Secretary of State Division of Corporations Delivered 07:53 PM 07/08/2004 FILED 06:34 PM 07/08/2004 SRV 040503972 — 2604976 FILE
CERTIFICATE OF AMENDMENT TO
SECOND AMENDED AND RESTATED
CERTIFICATE OF LIMITED PARTNERSHIP
OF
WEST MAUI RESORT PARTNERS, L.P.
          The undersigned, desiring to amend the Second Amended and Restated Certificate of Limited Partnership of West Maui Resort Partners, L.P. (the “Partnership”) which was filed on November 10, 1997, with the Secretary of State of Delaware, in accordance with Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:
          FIRST: The name of the Limited Partnership is West Maui Resort Partners, L.P.
          SECOND: Article Four of the Second Amended and Restated Certificate of Limited Partnership shall be amended to remove WHKG-S Gen Par, Inc. as a general partner and to add Sunterra West Maui Development, LLC, as a general partner as follows:
          4. General Partners. The names and business addresses of the general partners of the Partnership are:
Signature Capital-West Maui, LLC
c/o Sunterra Corporation
Office of General Counsel
3865 W. Cheyenne Ave.
North Las Vegas, NV 89032
Sunterra West Maui Development, LLC
c/o Sunterra Corporation
Office of General Counsel
3865 W. Cheyenne Ave.
North Las Vegas, NV 89032

          IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 7 day of July, 2004.
SUNTERRA WEST MAUI DEVELOPMENT, LLC
By: Signature Capital — West Maui, LLC, its manager
By: Sunterra Developer and Sales Holding
Company, its manager

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

SIGNATURE CAPITAL-WEST MAUI, LLC
By: Sunterra Developer and Sales Holding Company,
its manager

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

WHKG-S GEN PAR, INC.
By:	/s/ Todd Giannoble
	Name:	Todd Giannoble
	Title:	Vice President

CERTIFICATE OF AMENDMENT TO
SECOND AMENDED AND RESTATED
CERTIFICATE OF LIMITED PARTNERSHIP
OF
WEST MAUI RESORT PARTNERS, L.P.
          The undersigned, desiring to amend the Second Amended and Restated Certificate of Limited Partnership of West Maui Resort Partners, L.P. (the “Partnership”) which was filed on November 10, 1997, with the Secretary of State of Delaware, in accordance with Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:
          FIRST: The name of the Limited Partnership is West Maui Resort Partners, L.P.
          SECOND: Article Four of the Second Amended and Restated Certificate of Limited Partnership shall be amended to remove WHKG-S Gen Par, Inc. as a general partner and to add Sunterra West Maui Development, LLC, as a general partner as follows:
          4. General Partners. The names and business addresses of the general partners of the Partnership are:
Signature Capital-West Maui, LLC
c/o Sunterra Corporation
Office of General Counsel
3865 W. Cheyenne Ave.
North Las Vegas, NV 89032
Sunterra West Maui Development, LLC
c/o Sunterra Corporation
Office of General Counsel
3865 W. Cheyenne Ave.
North Las Vegas, NV 89032

State of Delaware Secretary of State Division of Corporations Delivered 07:26 PM 04/07/2005 FILED 07:26 PM 04/07/2005 SRV 050284797 — 2604976 FILE

          IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Limited Partnership on this 7th day of July, 2004.
SUNTERRA WEST MAUI DEVELOPMENT, LLC
By: Signature Capital — West Maui, LLC, its manager
By: Sunterra Developer and Sales Holding
Company, its manager

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

SIGNATURE CAPITAL-WEST MAUI, LLC
By: Sunterra Developer and Sales Holding Company,
its manager

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President

WHKG-S GEN PAR, INC. — Withdrawing Partner

By:
Name:
Title:

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:33 PM 01/25/2007
FILED 05:33 PM 01/25/2007
SRV 070087434 — 2604976 FILE
CERTIFICATE OF AMENDMENT TO
SECOND AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP
OF
WEST MAUI RESORT PARTNERS, L.P.
     The undersigned, desiring to amend the Second Amended and Restated Certificate of Limited Partnership of West Maui Resort Partners, L.P. (the “Partnership”) which was filed on November 10, 1997 with the Secretary of State of the State of Delaware in accordance with Section 17- 210 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:
     FIRST: The name of the Limited Partnership is West Maui Resort Partners, L.P.
     SECOND: Article Four of the Second Amended and Restated Certificate of Limited Partnership shall be amended to remove Signature Capital-West Maui, LLC as a general partner as follows:
     4. General Partners: The name and business address of the sole general partner of the Partnership is:
Sunterra West Maui Development, LLC
c/o Sunterra Corporation
Office of General Counsel
3865 W. Cheyenne Ave.
North Las Vegas, NV 89032
     IN WITNESS WHEREOF, the undersigned executed this Amendment to the Second Amended and Restated Certificate of Limited Partnership on January 25, 2007.

SUNTERRA WEST MAUI DEVELOPMENT, LLC
By: Sunterra Developer and Sales Holding Company
Its: Manager

By:	/s/ Frederick C. Bauman
Frederick C. Bauman
Its: Vice President